UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/01/2011

Apria Healthcare Group Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-168159

Delaware	33-0488566
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

26220 Enterprise Court
Lake Forest, CA 92630
(Address of principal executive offices, including zip code)

949-639-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On February 2, 2011, Apria Healthcare Group Inc., Praxair, Inc. (NYSE: PX) and Praxair Healthcare Services, Inc. (collectively, "Praxair") jointly announced that a definitive asset purchase agreement was entered into on February 1, 2011, whereby Apria's wholly owned subsidiary, Apria Healthcare, Inc., will acquire the assets of Praxair's home healthcare services division in the United States. A copy of the press release announcing execution of the asset purchase agreement is attached as Exhibit 99.1 to this current report.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1   Press Release dated February 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apria Healthcare Group Inc.

Date: February 03, 2011	By:	/s/ Robert S. Holcombe
Robert S. Holcombe
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated February 2, 2011